UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 20, 2009

ZST DIGITAL NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52934	20-8057756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 28, Huzhu Road
Zhongyuan District, Zhengzhou
People’s Republic of China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 371-6771-6850

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2009, ZST Digital Networks, Inc. (the “Company”) entered into a Stock Option Agreement with John Chen, M.D. (the “Agreement”), in connection with Mr. Chen’s appointment as the Company’s Chief Financial Officer effective on October 20, 2009 (the “Effective Date”).  Pursuant to the Agreement, Dr. Chen was granted options to purchase 25,000 shares of the Company’s common stock at an exercise price of $8.00 per share (the “Options”).  The Options will be immediately exercisable but, to the extent they are exercised, will be subject to a repurchase right of the Company which will lapse as follows: 50% of the Options and shares will vest six (6) months after the Effective Date and the remaining 50% will vest twelve (12) months after the Effective Date.

The Options will expire five (5) years from the grant date, provided, however, that Dr. Chen remains continuously employed by the Company during the five-year period.  If Dr. Chen is terminated without Cause (as defined in the Agreement) or Dr. Chen terminates his employment for Good Reason (as defined in the Agreement), then all Options or shares, as applicable, that are not vested will immediately vest on the date of termination.  All Options that are vested at the time of termination of employment must be exercised within thirty (30) days of termination, provided, however, that the Options may be immediately cancelled by the Company if Dr. Chen terminates his employment upon providing thirty (30) days written notice to the Company or if Dr. Chen’s employment is terminated for Cause.

On October 20, 2009, the Company issued a press release announcing the grant of the Options to Dr. Chen.  A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 20, 2009, the Company issued a press release announcing the pricing of its public offering of 3,125,000 shares of the Company’s common stock.  A copy of the press release is attached hereto as Exhibit 99.2 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Stock Option Agreement dated October 20, 2009 by and between the Company and John Chen.
99.1	Press Release dated October 20, 2009.
99.2	Press Release dated October 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST DIGITAL NETWORKS, INC.
Date: October 20, 2009
	By:	/s/ Zhong Bo
	Name:	Zhong Bo
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Option Agreement dated October 20, 2009 by and between the Company and John Chen.
99.1	Press Release dated October 20, 2009.
99.2	Press Release dated October 20, 2009.